Exhibit 99.1

December 18, 2025

BlackBerry Reports Third Quarter Fiscal Year 2026 Results
•Achieves another quarter of higher-than-expected revenue and profitability and hits the top-end of cash flow guidance
•QNX division achieves highest revenue quarter ever
•Secure Communications division beats revenue and adjusted EBITDA guidance, raises full year guidance
•Delivers seventh consecutive quarter of improved GAAP profitability and third consecutive quarter of positive GAAP net income

Waterloo, Ontario - BlackBerry Limited (NYSE: BB; TSX: BB) today reported financial results for the three months ended November 30, 2025 (all figures in U.S. dollars and U.S. GAAP, except where otherwise indicated).

“BlackBerry delivered revenue above the top end of the previously-provided guidance range, which, coupled with ongoing cost discipline, helped the company achieve its strongest quarter of GAAP profitability in almost 4 years, along with increased operating cash flow,” said John J. Giamatteo, CEO, BlackBerry. “Our QNX division recorded an all-time record quarter for revenue as the division continues to extend deeper into automotive and wider into adjacent verticals. Our Secure Communications division performed strongly, delivering higher-than-expected revenue and adjusted EBITDA.”

Third Quarter Fiscal 2026 Financial Highlights
•Total company revenue beat previously-provided guidance at $141.8 million, increasing by $12.2 million sequentially and decreasing by $1.8 million year-over-year
•Total company GAAP and adjusted gross margin decreased by 1 percentage point year-over-year to 78%
•QNX revenue came in at the top end of guidance with 10% year-over-year growth to $68.7 million; QNX segment adjusted gross margin increased 1 percentage point sequentially and decreased 2 percentage points year-over-year to 84%
•QNX adjusted EBITDA achieved the top-end of previously-provided guidance at $16.4 million, or 24% of revenue
•Secure Communications revenue exceeded previously-provided guidance at $67.0 million, increasing $7.1 million sequentially and decreasing $7.6 million year-over-year; Secure Communications segment adjusted gross margin decreased 1 percentage point year-over-year and increased 6 percentage points sequentially to 72%; Secure Communications ARR increased year-over-year and sequentially to $216 million; Secure Communications DBNRR was down 3 percentage points year-over-year, and decreased by 1 percentage point sequentially to 92%
•Secure Communications adjusted EBITDA beat previously provided guidance at $17.3 million, or 26% of revenue
•Licensing revenue was in line with expectations at $6.1 million, and adjusted EBITDA was $5.3 million

•Total company adjusted EBITDA was $28.7 million, or 20% of revenue; Total company GAAP operating income was $11.9 million
•BlackBerry again achieved GAAP profitability, with GAAP net income of $13.7 million and adjusted net income of $26.8 million
•GAAP basic earnings per share was $0.02 and non-GAAP basic earnings per share was $0.05, exceeding the top end of previously-provided guidance range
•Operating cash flow for the third quarter grew both sequentially and year-over-year to positive $17.9 million
•$5 million was returned to shareholders by the repurchase of approximately 1.2 million common shares1
•Total cash, cash equivalents, short-term and long-term investments increased by $14 million sequentially to $378 million

Business Highlights & Strategic Announcements
•BlackBerry appointed John Wall as President of QNX division
•QNX announced that more than 275 million vehicles on the road are being powered by their embedded technology
•QNX announced that a leading Chinese automaker selected QNX® Sound for their luxury EV lineup
•BlackBerry announced the expansion of BlackBerry® SecuSUITE® to Windows devices, extending sovereign-grade protection across the digital workplace
•BlackBerry and Universiti Kebangsaan Malaysia announced a strategic partnership to advance Malaysia's future cyber-defenders and embedded software talent
•Malaysia expanded the deployment of BlackBerry Secure Communications software for the 46th and 47th ASEAN Summits

Financial Outlook
BlackBerry is providing the following guidance for the fourth fiscal quarter and the full fiscal year 2026 (ending February 28, 2026).

	Q4 FY26	Full fiscal year FY26
Total BlackBerry revenue:	$138 - $148 million	$531 - $541 million
QNX revenue:	$71 - $77 million	$260 - $266 million
Secure Communications revenue:	$61 - $65 million	$247 - $251 million
Licensing revenue:	Approximately $6 million	Approximately $24 million
QNX segment adjusted EBITDA:	$17 - $23 million	$67 - $73 million
Secure Communications segment adjusted EBITDA:	$11 - $15 million	$47 - $51 million
Licensing segment adjusted EBITDA:	Approximately $5 million	Approximately $20 million
Adjusted Corporate Operating Costs[2]:	Approximately $10 million	Approximately $40 million
Total Company adjusted EBITDA:	$22 - $32 million	$94 - $104 million
Non-GAAP basic EPS:	$0.03 – $0.05	$0.14 – $0.16
Operating cash flow	$40 – $45 million	$43 - $48 million

1 In Q3 BlackBerry ordered the repurchase of $5 million, or 1.2 million shares. Approximately $1 million, or 0.2 million shares settled shortly after the quarter end and therefore are not included in this quarter’s 10-Q filing
2 Excluding amortization costs

Use of Non-GAAP Financial Measures
The tables at the end of this press release include a reconciliation of the non-GAAP financial measures and non-GAAP financial ratios used by the Company to comparable U.S. GAAP measures and an explanation of why the
Company uses them. The Company does not provide a reconciliation of expected Adjusted EBITDA and expected
Non-GAAP basic EPS for the fourth quarter of 2026 to the most directly comparable expected GAAP measures because it is unable to predict with reasonable certainty, among other things, restructuring charges and impairment charges and, accordingly, a reconciliation is not available without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For more information on the non-GAAP financial measures, please refer to the tables at the end of this press release.
Conference Call and Webcast
A conference call and live webcast will be held today beginning at 5:30 p.m. ET, which can be accessed using the following link (here) or through the Company’s investor webpage (BlackBerry.com/Investors) or by dialing toll free +1 (877) 883-0383 and entering Elite Entry Number 6312676.

A replay of the conference call will be available at approximately 8:30 p.m. ET today, using the same webcast link (here) or by dialing toll free +1 (855) 669-9658 and entering Replay Access Code 5460109.

About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides enterprises and governments the intelligent software and services that power the world around us. Based in Waterloo, Ontario, the company’s high-performance foundational software enables major automakers and industrial giants alike to unlock transformative applications, drive new revenue streams and launch innovative business models, all without sacrificing safety, security, and reliability. With a deep heritage in Secure Communications, BlackBerry delivers operational resiliency with a comprehensive, highly secure, and extensively certified portfolio for mobile fortification, mission-critical communications, and critical events management.

For more information, visit BlackBerry.com and follow @BlackBerry.
Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investorrelations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273
mediarelations@blackberry.com

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This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives.

The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic conditions, competition and BlackBerry’s expectations regarding its financial performance. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks related to the following factors: BlackBerry’s ability to maintain or expand its customer base for its software and services offerings to grow revenue or achieve sustained profitability; the intense competition faced by BlackBerry; BlackBerry’s ability to enhance, develop, introduce or monetize its products and services in a timely manner with competitive pricing, features and performance;

significant changes in government customer demand or procurement requirements; BlackBerry’s sales cycles and the time and expense of its sales efforts; the occurrence or perception of a breach of BlackBerry’s network cybersecurity measures, or an inappropriate disclosure of confidential or personal information; BlackBerry’s continuing ability to attract new personnel, retain existing key personnel and manage its staffing effectively; risks arising from a failure or perceived failure of the security features of BlackBerry’s solutions; adverse macroeconomic and geopolitical conditions, including trade policies; litigation against BlackBerry; network disruptions or other business interruptions; BlackBerry’s ability to foster an ecosystem of third-party application developers; BlackBerry’s dependence in part on its relationships with resellers and channel partners; BlackBerry’s products and services being dependent upon interoperability with rapidly changing systems provided by third parties; BlackBerry’s use of artificial intelligence solutions; failure to protect BlackBerry’s intellectual property and to earn expected revenues from intellectual property rights; BlackBerry’s use of open source software and its ability to obtain rights to use third-party software ; BlackBerry potentially being found to have infringed on the intellectual property rights of others; BlackBerry’s indebtedness, which could impact its operating flexibility and financial condition; the asset risk faced by BlackBerry, including the potential for charges related to its long-lived assets and goodwill; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities; the use and management of user data and personal information; government regulations applicable to BlackBerry’s products and services, including products containing encryption capabilities; environmental, social and governance expectations and standards; the failure of BlackBerry’s suppliers, subcontractors, channel partners and representatives to use acceptable ethical business practices or comply with applicable laws; potential impacts of acquisitions, divestitures and other business initiatives; risks associated with foreign operations, including fluctuations in foreign currencies; environmental events; the fluctuation of BlackBerry’s quarterly revenue and operating results; and the volatility of the market price of BlackBerry’s common shares.

These risk factors and others relating to BlackBerry are discussed in greater detail in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedarplus.ca or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. Any forward-looking statements are made only as of today and BlackBerry has no intention and undertakes no obligation to update or revise any of them, except as required by law.

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BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions except share and per share amounts)

Consolidated Statements of Operations

	Three Months Ended			Nine Months Ended
	November 30, 2025	August 31, 2025	November 30, 2024	November 30, 2025	November 30, 2024
Revenue	$141.8	$129.6	$143.6	$393.1	$393.2
Cost of sales	31.9	33.0	31.4	96.3	102.4
Gross margin	109.9	96.6	112.2	296.8	290.8
Gross margin %	77.5%	74.5%	78.1%	75.5%	74.0%
Operating expenses
Research and development	29.6	25.6	27.9	80.2	85.6
Sales and marketing	29.3	24.4	23.4	82.4	68.5
General and administrative	36.1	31.5	36.4	98.1	109.5
Amortization	2.4	3.1	4.4	9.5	13.7
Impairment of long-lived assets	0.6	0.5	0.6	1.2	4.7
	98.0	85.1	92.7	271.4	282.0
Operating income	11.9	11.5	19.5	25.4	8.8
Investment income (loss), net	2.9	1.9	(0.6)	7.7	6.1
Income before income taxes	14.8	13.4	18.9	33.1	14.9
Provision for income taxes	1.1	0.1	6.6	4.2	15.6
Income (loss) from continuing operations	13.7	13.3	12.3	28.9	(0.7)
Loss from discontinued operations, net of tax	—	—	(22.8)	—	(70.9)
Net income (loss)	$13.7	$13.3	$(10.5)	$28.9	$(71.6)
Earnings (loss) per share
Basic earnings per share from continuing operations	$0.02	$0.00	$0.02	$0.05	$0.00
Total basic earnings (loss) per share	$0.02	$0.02	$(0.02)	$0.05	$(0.12)

Diluted earnings per share from continuing operations	$0.02	$0.02	$0.02	$0.05	$0.00
Total diluted earnings (loss) per share	$0.02	$0.02	$(0.02)	$0.05	$(0.12)

Weighted-average number of common shares outstanding (000s)
Basic	590,892	592,938	591,240	593,386	590,537
Diluted	596,303	597,369	593,530	598,054	590,537
Total common shares outstanding (000s)	590,392	590,361	591,583	590,392	591,583

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions)

Consolidated Balance Sheets

	As at
	November 30, 2025	February 28, 2025
Assets
Current
Cash and cash equivalents	$270.3	$266.7
Short-term investments	33.9	71.1
Accounts receivable, net of allowance of $5.7 and $6.6, respectively	149.5	173.7
Other receivables	48.7	48.4
Income taxes receivable	2.4	1.6
Other current assets	38.4	30.0
	543.2	591.5
Restricted cash and cash equivalents	14.0	13.6
Long-term investments	59.3	58.9
Other long-term assets	53.7	76.5
Operating lease right-of-use assets, net	17.7	22.0
Property, plant and equipment, net	11.7	13.4
Intangible assets, net	40.7	47.3
Goodwill	478.1	472.4
	$1,218.4	$1,295.6
Liabilities
Current
Accounts payable	$13.4	$31.1
Accrued liabilities	106.1	126.2
Income taxes payable	12.5	25.5
Deferred revenue, current	121.3	161.5
	253.3	344.3
Deferred revenue, non-current	4.8	5.6
Operating lease liabilities	21.2	28.7
Other long-term liabilities	1.8	1.8
Long-term notes	196.2	195.3
	477.3	575.7
Shareholders’ equity
Capital stock and additional paid-in capital	2,953.8	2,976.4
Deficit	(2,199.6)	(2,237.3)
Accumulated other comprehensive loss	(13.1)	(19.2)
	741.1	719.9
	$1,218.4	$1,295.6

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions)
Consolidated Statements of Cash Flows

	Nine Months Ended
	November 30, 2025	November 30, 2024
Cash flows from operating activities
Net income (loss)	$28.9	$(71.6)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Amortization	14.3	39.0
Stock-based compensation	17.7	21.3
Impairment of long-lived assets	1.2	4.7
Operating leases	(7.9)	(7.8)
Other	—	0.9
Net changes in working capital items
Accounts receivable, net of allowance	24.2	26.4
Other receivables	(0.3)	13.8
Income taxes receivable	(0.8)	(0.9)
Other assets	14.8	(23.7)
Accounts payable	(17.7)	(7.2)
Accrued liabilities	(16.2)	4.9
Income taxes payable	(13.0)	4.2
Deferred revenue	(41.0)	(29.1)
Net cash provided by (used in) operating activities	4.2	(25.1)
Cash flows from investing activities
Acquisition of long-term investments	—	(0.1)
Proceeds on sale, maturity or distribution from long-term investments	0.1	—
Acquisition of property, plant and equipment	(2.6)	(2.7)
Proceeds on sale of property, plant and equipment	—	0.1
Acquisition of intangible assets	(4.0)	(5.7)
Acquisition of short-term investments	(68.7)	(92.3)
Proceeds on sale or maturity of short-term investments	106.0	122.8
Net cash provided by investing activities	30.8	22.1
Cash flows from financing activities
Issuance of common shares	2.5	3.1
Common shares repurchased	(34.0)	—
Net cash provided by (used in) financing activities	(31.5)	3.1
Effect of foreign exchange gain (loss) on cash, cash equivalents, restricted cash, and restricted cash equivalents	0.5	(0.4)
Net increase (decrease) in cash, cash equivalents, restricted cash, and restricted cash equivalents during the period	4.0	(0.3)
Cash, cash equivalents, restricted cash, and restricted cash equivalents, beginning of period	280.3	200.5
Cash, cash equivalents, restricted cash, and restricted cash equivalents, end of period	$284.3	$200.2

As at	November 30, 2025	February 28, 2025
Cash and cash equivalents	$270.3	$266.7
Restricted cash and cash equivalents	14.0	13.6
Short-term investments	33.9	71.1
Long-term investments	59.3	58.9
	$377.5	$410.3

Reconciliations of the Company’s Segment Results and Segment Adjusted EBITDA to the Consolidated Results
The following tables show information by operating segments for the three and nine months ended November 30, 2025 and November 30, 2024. The Company reports segment information in accordance with U.S. GAAP, pursuant to the Financial Accounting Standards Board’s Accounting Standard Codification Topic 280, Segment Reporting, based on the “management” approach. The management approach designates the internal reporting used by the Chief Operating Decision Maker (“CODM”) for making decisions and assessing performance of the Company’s reportable operating segments. The measure of segment profit or loss disclosed by the Company in the Consolidated Financial Statements under the “management” approach in reviewing the results of the Company’s operating segments is segment adjusted gross margin. Additionally, the following tables include the additional measures of segment profit or loss used by the CODM which is segment adjusted EBITDA, a non-GAAP financial measure, which excludes amounts related to investment income, taxes, amortization, restructuring charges, stock compensation expenses and long-lived asset impairment. See Note 11 to the Consolidated Financial Statements for a description of the Company’s operating segments.

	For the Three Months Ended (in millions)
	QNX			Secure Communications			Licensing
	November 30,		Change	November 30,		Change	November 30,		Change
	2025	2024		2025	2024		2025	2024
Segment revenue	$68.7	$62.3	$6.4	$67.0	$74.6	$(7.6)	$6.1	$6.7	$(0.6)
Segment cost of sales	11.3	8.9	2.4	18.6	20.3	(1.7)	1.5	1.5	—
Segment adjusted gross margin	$57.4	$53.4	$4.0	$48.4	$54.3	$(5.9)	$4.6	$5.2	$(0.6)
Segment research and development	16.9	15.7	1.2	11.4	11.1	0.3	—	—	—
Segment sales and marketing	15.2	11.6	3.6	12.4	11.1	1.3	—	—	—
Segment general and administrative	9.6	8.8	0.8	7.9	10.4	(2.5)	1.5	1.8	(0.3)
Less amortization included in the above	0.7	0.6	0.1	0.6	0.8	(0.2)	2.2	2.3	(0.1)
Segment adjusted EBITDA	$16.4	$17.9	$(1.5)	$17.3	$22.5	$(5.2)	$5.3	$5.7	$(0.4)

	For the Nine Months Ended
	(in millions)
	QNX			Secure Communications			Licensing
	November 30,		Change	November 30,		Change	November 30,		Change
	2025	2024		2025	2024		2025	2024
Segment revenue	$189.3	$170.2	$19.1	$186.4	$205.3	$(18.9)	$17.4	$17.7	$(0.3)
Segment cost of sales	33.2	27.7	5.5	56.9	68.2	(11.3)	4.6	4.5	0.1
Segment adjusted gross margin	$156.1	$142.5	$13.6	$129.5	$137.1	$(7.6)	$12.8	$13.2	$(0.4)
Segment research and development	42.5	46.8	(4.3)	33.8	35.1	(1.3)	—	—	—
Segment sales and marketing	39.3	32.1	7.2	38.1	34.4	3.7	—	—	—
Segment general and administrative	26.7	25.4	1.3	22.7	30.5	(7.8)	4.7	5.6	(0.9)
Less amortization included in the above	2.0	1.7	0.3	1.7	2.6	(0.9)	6.6	6.8	(0.2)
Segment adjusted EBITDA	$49.6	$39.9	$9.7	$36.6	$39.7	$(3.1)	$14.7	$14.4	$0.3

Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures
In the Company’s internal reports, management evaluates the performance of the Company’s business on a non-GAAP basis by excluding the impact of certain items from the Company’s U.S. GAAP financial results. The Company believes that these non-GAAP financial measures and non-GAAP ratios provide management, as well as readers of the Company’s financial statements, with a consistent basis for comparison across accounting periods and are useful in helping management and readers understand the Company’s operating results and underlying operational trends.
Readers are cautioned that adjusted gross margin, adjusted gross margin percentage, adjusted operating expense, adjusted Corporate operating costs, adjusted Corporate operating costs excluding amortization, adjusted net income (loss), adjusted earnings (loss) per share, adjusted research and development expense, adjusted sales and marketing expense, adjusted general and administrative expense, adjusted amortization expense, adjusted operating income, adjusted EBITDA, segment adjusted EBITDA, adjusted operating income margin percentage, adjusted EBITDA margin percentage and free cash flow (usage) and similar measures do not have any standardized meaning prescribed by U.S. GAAP and are therefore unlikely to be comparable to similarly titled measures reported by other companies.
Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the three months ended November 30, 2025 and November 30, 2024
A reconciliation of the most directly comparable U.S. GAAP financial measures for the three months ended November 30, 2025 and November 30, 2024 to adjusted financial measures is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2025	November 30, 2024
Gross margin	$109.9	$112.2
Stock compensation expense	0.5	0.7
Adjusted gross margin	$110.4	$112.9

Gross margin %	77.5%	78.1%
Stock compensation expense	0.4%	0.5%
Adjusted gross margin %	77.9%	78.6%
Reconciliation of U.S. GAAP operating expense for the three months ended November 30, 2025, and November 30, 2024 to adjusted operating expense is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2025	November 30, 2024
Operating expense	$98.0	$92.7
Restructuring charges	6.1	6.5
Stock compensation expense	5.6	4.1
Acquired intangibles amortization	0.3	1.8
LLA impairment charge	0.6	0.6
Adjusted operating expense	$85.4	$79.7
Reconciliation of U.S. GAAP Corporate operating costs for the three months ended November 30, 2025 and November 30, 2024 to adjusted Corporate operating costs excluding amortization is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2025	November 30, 2024
Corporate operating costs	$19.3	$16.8
Restructuring charges	6.1	6.4
Stock compensation expense	2.1	0.7
LLA impairment charge	0.6	0.5
Adjusted Corporate operating costs	10.5	9.2
Amortization	0.2	0.6
Adjusted Corporate operating costs excluding amortization	$10.3	$8.6

Reconciliation of U.S. GAAP net income (loss) and U.S. GAAP basic earnings (loss) per share for the three months ended November 30, 2025 and November 30, 2024 to adjusted net income and adjusted basic earnings per share is reflected in the table below:

For the Three Months Ended (in millions, except per share amounts)	November 30, 2025		November 30, 2024
		Basic earnings per share		Basic earnings (loss) per share
Net income (loss)	$13.7	$0.02	$(10.5)	$(0.02)
Restructuring charges	6.1		6.5
Stock compensation expense	6.1		6.5
Acquired intangibles amortization	0.3		8.6
LLA impairment charge	0.6		0.6
Adjusted net income	$26.8	$0.05	$11.7	$0.02
Reconciliation of U.S. GAAP research and development, sales and marketing, general and administrative, and amortization expense for the three months ended November 30, 2025 and November 30, 2024 to adjusted research and development, sales and marketing, general and administrative, and amortization expense is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2025	November 30, 2024
Research and development	$29.6	$27.9
Stock compensation expense	1.4	1.1
Adjusted research and development expense	$28.2	$26.8

Sales and marketing	$29.3	$23.4
Stock compensation expense	1.2	0.6
Adjusted sales and marketing expense	$28.1	$22.8

General and administrative	$36.1	$36.4
Restructuring charges	6.1	6.5
Stock compensation expense	3.0	2.4
Adjusted general and administrative expense	$27.0	$27.5

Amortization	$2.4	$4.4
Acquired intangibles amortization	0.3	1.8
Adjusted amortization expense	$2.1	$2.6

Adjusted operating income, adjusted EBITDA, adjusted operating income margin percentage and adjusted EBITDA margin percentage for the three months ended November 30, 2025 and November 30, 2024 are reflected in the table below. These are non-GAAP financial measures and non-GAAP ratios that do not have any standardized meaning as prescribed by U.S. GAAP and are therefore unlikely to be comparable to similar measures presented by other companies.

For the Three Months Ended (in millions)	November 30, 2025	November 30, 2024
Operating income	$11.9	$19.5
Non-GAAP adjustments to operating income
Restructuring charges	6.1	6.5
Stock compensation expense	6.1	4.8
Acquired intangibles amortization	0.3	1.8
LLA impairment charge	0.6	0.6
Total non-GAAP adjustments to operating income	13.1	13.7
Adjusted operating income	25.0	33.2
Amortization	4.0	6.1
Acquired intangibles amortization	(0.3)	(1.8)
Adjusted EBITDA	$28.7	$37.5

Revenue	$141.8	$143.6
Adjusted operating income margin % (1)	18%	23%
Adjusted EBITDA margin % (2)	20%	26%
______________________________
(1) Adjusted operating income margin % is calculated by dividing adjusted operating income by revenue.
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue.

The CODM also uses the segment metric of segment adjusted EBITDA, which is a non-GAAP measure including segment expenses that exclude amounts related to investment income, taxes, amortization, stock compensation expenses, long-lived asset impairment and restructuring charges. The following table reconciles the U.S. GAAP measures of segment adjusted gross margin to segment adjusted EBITDA for the three months ended November 30, 2025 and November 30, 2024.

	For the Three Months Ended
	(in millions)
	QNX		Secure Communications		Licensing
	November 30,		November 30,		November 30,
	2025	2024	2025	2024	2025	2024
Segment adjusted gross margin	$57.4	$53.4	$48.4	$54.3	$4.6	$5.2
Segment research and development	16.9	15.7	11.4	11.1	—	—
Segment sales and marketing	15.2	11.6	12.4	11.1	—	—
Segment general and administrative	9.6	8.8	7.9	10.4	1.5	1.8
Less amortization included in the above	0.7	0.6	0.6	0.8	2.2	2.3
Segment adjusted EBITDA	$16.4	$17.9	$17.3	$22.5	$5.3	$5.7

Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the nine months ended November 30, 2025 and November 30, 2024.
A reconciliation of the most directly comparable U.S. GAAP financial measures for the nine months ended November 30, 2025 and November 30, 2024 to adjusted financial measures is reflected in the table below:

For the Nine Months Ended (in millions)	November 30, 2025	November 30, 2024
Gross margin	$296.8	$290.8
Stock compensation expense	1.6	2.0
Adjusted gross margin	$298.4	$292.8

Gross margin %	75.5%	74.0%
Stock compensation expense	0.4%	0.5%
Adjusted gross margin %	75.9%	74.5%
Reconciliation of U.S. GAAP operating expense for the nine months ended November 30, 2025 and November 30, 2024 to adjusted operating expense is reflected in the table below:

For the Nine Months Ended (in millions)	November 30, 2025	November 30, 2024
Operating expense	$271.4	$282.0
Restructuring charges	12.4	14.7
Stock compensation expense	16.1	14.3
Acquired intangibles amortization	3.1	5.3
LLA impairment charge	1.2	4.7
Adjusted operating expense	$238.6	$243.0
Reconciliation of U.S. GAAP Corporate operating costs for the nine months ended November 30, 2025 and November 30, 2024 to adjusted Corporate operating costs excluding amortization is reflected in the table below:

For the Nine Months Ended (in millions)	November 30, 2025	November 30, 2024
Corporate operating costs	$50.5	$55.4
Restructuring charges	12.4	14.7
Stock compensation expense	6.1	3.0
LLA impairment charge	1.2	4.6
Adjusted Corporate operating costs	30.8	33.1
Amortization	0.9	2.2
Adjusted Corporate operating costs excluding amortization	$29.9	$30.9
Reconciliation of U.S. GAAP net income (loss) and U.S. GAAP basic earnings (loss) per share for the nine months ended November 30, 2025 and November 30, 2024 to the adjusted net income (loss) and adjusted basic earnings (loss) per share is reflected in the table below:

For the Nine Months Ended (in millions, except per share amounts)	November 30, 2025		November 30, 2024
		Basic earnings per share		Basic loss per share
Net income (loss)	$28.9	$0.05	$(71.6)	$(0.12)
Restructuring charges	12.4		14.7
Stock compensation expense	17.7		21.3
Acquired intangibles amortization	3.1		25.7
LLA impairment charge	1.2		4.7
Adjusted net income (loss)	$63.3	$0.11	$(5.2)	$(0.01)

Reconciliation of U.S GAAP research and development, sales and marketing, general and administrative, and amortization expense for the nine months ended November 30, 2025 and November 30, 2024 to adjusted research and development, sales and marketing, general and administrative, and amortization expense is reflected in the table below:

For the Nine Months Ended (in millions)	November 30, 2025	November 30, 2024
Research and development	$80.2	$85.6
Stock compensation expense	4.1	4.1
Adjusted research and development expense	$76.1	$81.5

Sales and marketing	$82.4	$68.5
Stock compensation expense	3.9	2.1
Adjusted sales and marketing expense	$78.5	$66.4

General and administrative	$98.1	$109.5
Restructuring charges	12.4	14.7
Stock compensation expense	8.1	8.1
Adjusted general and administrative expense	$77.6	$86.7

Amortization	$9.5	$13.7
Acquired intangibles amortization	3.1	5.3
Adjusted amortization expense	$6.4	$8.4
Adjusted operating income, adjusted EBITDA, adjusted operating income margin percentage and adjusted EBITDA margin percentage for the nine months ended November 30, 2025 and November 30, 2024 are reflected in the table below. These are non-GAAP financial measures and non-GAAP ratios that do not have any standardized meaning as prescribed by U.S. GAAP and are therefore unlikely to be comparable to similar measures presented by other companies.

For the Nine Months Ended (in millions)	November 30, 2025	November 30, 2024
Operating income	$25.4	$8.8
Non-GAAP adjustments to operating income
Restructuring charges	12.4	14.7
Stock compensation expense	17.7	16.3
Acquired intangibles amortization	3.1	5.3
LLA impairment charge	1.2	4.7
Total non-GAAP adjustments to operating income	34.4	41.0
Adjusted operating income	59.8	49.8
Amortization	14.3	18.6
Acquired intangibles amortization	(3.1)	(5.3)
Adjusted EBITDA	$71.0	$63.1

Revenue	$393.1	$393.2
Adjusted operating income margin % (1)	15%	13%
Adjusted EBITDA margin % (2)	18%	16%
______________________________
(1) Adjusted operating income margin % is calculated by dividing adjusted operating income by revenue.
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue.

The CODM also uses the segment metric of segment adjusted EBITDA, which is a non-GAAP measure including segment expenses that exclude amounts related to investment income, taxes, amortization, stock compensation expenses, long-lived asset impairment and restructuring charges. The following table reconciles the U.S. GAAP measures of segment adjusted gross margin to segment adjusted EBITDA for the nine months ended November 30, 2025 and November 30, 2024.

	For the Nine Months Ended
	(in millions)
	QNX		Secure Communications		Licensing
	November 30,		November 30,		November 30,
	2025	2024	2025	2024	2025	2024
Segment adjusted gross margin	$156.1	$142.5	$129.5	$137.1	$12.8	$13.2
Segment research and development	42.5	46.8	33.8	35.1	—	—
Segment sales and marketing	39.3	32.1	38.1	34.4	—	—
Segment general and administrative	26.7	25.4	22.7	30.5	4.7	5.6
Less amortization included in the above	2.0	1.7	1.7	2.6	6.6	6.8
Segment adjusted EBITDA	$49.6	$39.9	$36.6	$39.7	$14.7	$14.4
The Company uses free cash flow (usage) when assessing its sources of liquidity, capital resources, and quality of earnings. The Company believes that free cash flow (usage) is helpful in understanding the Company’s capital requirements and provides an additional means to reflect the cash flow (usage) trends in the Company’s business.
Reconciliation of U.S. GAAP net cash used in operating activities for the three and nine months ended November 30, 2025 and November 30, 2024 to free cash flow (usage) is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2025	November 30, 2024
Net cash provided by operating activities	$17.9	$5.8
Acquisition of property, plant and equipment	(0.9)	(0.8)
Free cash flow	$17.0	$5.0

For the Nine Months Ended	November 30, 2025	November 30, 2024
Net cash provided by (used in) operating activities	$4.2	$(25.1)
Acquisition of property, plant and equipment	(2.6)	(2.7)
Free cash flow (usage)	$1.6	$(27.8)
Key Metrics
The Company regularly monitors a number of financial and operating metrics, including the following key metrics, in order to measure the Company’s current performance and estimated future performance. Readers are cautioned that Secure Communications annual recurring revenue (“ARR”) and Secure Communications dollar-based net retention rate (“DBNRR”) do not have any standardized meaning and are unlikely to be comparable to similarly titled measures reported by other companies.
Comparative breakdowns of certain key metrics for the three months ended or as at November 30, 2025 and November 30, 2024 are set forth below:

For the Three Months Ended (in millions)	November 30, 2025	November 30, 2024	Change
Secure Communications Annual Recurring Revenue	$216	$215	$1
Secure Communications Dollar-Based Net Retention Rate	92%	95%	(3%)